UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 25, 2017

Brookline Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23695	04-3402944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

131 Clarendon Street, Boston, MA 02116
(Address of Principal Executive Offices) (Zip Code)

617-425-5334
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2017, the Board of Directors of Brookline Bancorp, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended December 31, 2016.  Additionally, the Company announced the approval by its Board of Directors of a regular quarterly dividend of $0.09 per share payable on February 24, 2017 to stockholders of record on February 10, 2017.  A copy of that press release is being furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

99.1                 Press release of Brookline Bancorp, Inc. issued January 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brookline Bancorp, Inc.

Date: January 25, 2017	By:	/s/ Carl M. Carlson
Carl M. Carlson
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release of Brookline Bancorp, Inc. dated January 25, 2017